UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 5, 2009
Silverleaf Resorts, Inc.

(Exact name of registrant as specified in its charter)
Texas

(State or other jurisdiction of incorporation)

1-13003	75-2259890

(Commission File Number)	(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas	75247

(Address of principal executive offices)	(Zip Code)
214-631-1166

(Registrant’s telephone number, including area code)
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Effective August 5, 2009, R. Janet Whitmore resigned as a member of the Registrant’s Board of Directors. Ms. Whitmore has served as an independent member of the Board since 2002, as compensation committee chair and as a member of the audit, nominating, and accounts & acquisitions committees. Ms. Whitmore also served as the audit committee financial expert since 2003. Ms. Whitmore’s resignation was not due to a disagreement with the Registrant on any matter relating to the Registrant’s operations, policies, or practices.
     Michael A. Jenkins was appointed to fill the vacancy on the Board of Directors created by Ms. Whitmore’s resignation. Mr. Jenkins previously served on the Registrant’s Board of Directors, and as a member of the audit and compensation committees, between 1997 and 2002. He is the President of Leisure and Recreation Concepts, Inc., a Dallas-based company which has provided consulting services in connection with the planning, management, and design of over 1,050 theme parks, resorts, retail areas, and major attractions worldwide. Mr. Jenkins is also President and Managing Director of Dallas Summer Musicals, Inc., which is a leading U.S. nonprofit theater company. Mr. Jenkins will serve on the audit, compensation, and nominating committees of the Board of Directors. As an independent director, Mr. Jenkins will receive the standard compensation paid by the Registrant to the independent members of the Board of Directors.
     Herbert B. Hirsch, an independent member of the Board of Directors and audit committee since 2002, has been named as the Registrant’s audit committee financial expert. Prior to his service on the Registrant’s Board, Mr. Hirsch held a number of executive positions involving the financing of timeshare operations and the financial reporting for timeshare companies. James B. Francis, Jr., also an independent member of the Board of Directors, was named to replace Ms. Whitmore’s position on the Registrant’s accounts & acquisitions committee.
Item 7.01 Regulation FD Disclosure
     On August 5, 2009, the Registrant issued a press release announcing the foregoing changes in the Board of Directors.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description of Exhibit

*99.1	Press Release issued by the Registrant on August 5, 2009 announcing the changes to the Board of Directors.

*	filed herewith
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: August 5, 2009	SILVERLEAF RESORTS, INC.

	By:	/s/ Robert M. Sinnott

	Name: Title:	Robert M. Sinnott Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

*99.1	Press Release issued by the Registrant on August 5, 2009 announcing the changes to the Board of Directors.